 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (“Company”) held May 17, 2017, the Company’s stockholders re-elected John F. Bergstrom, John C. Brouillard, Brad C. Buss, Fiona P. Dias, John F. Ferraro, Thomas R. Greco, Adriana Karaboutis, Eugene I. Lee, Jr., William S. Oglesby, Reuben E. Slone and Jeffrey C. Smith to serve as members of the Company’s Board of Directors (“Board”) until the 2018 annual meeting of stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
The 2017 Annual Meeting of Stockholders of the Company was held on Wednesday, May 17, 2017. The following matters were submitted to a vote by the stockholders: (1) election of eleven directors to serve as members of the Board until the 2018 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (3) non-binding advisory vote on the frequency of the non-binding advisory stockholder vote on the compensation of the Company’s named executive officers, (4) approval of the Advance Auto Parts, Inc. 2017 Amended and Restated Executive Incentive Plan, (5) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2017, and (6) approval of a proposal to amend the Company's certificate of incorporation to reduce the threshold ownership requirement from 25 percent to 10 percent for stockholders to call a special meeting.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	63,083,718	1,476,699
John C. Brouillard	64,172,372	388,045
Brad W. Buss	64,331,495	228,922
Fiona P. Dias	63,431,295	1,129,122
John F. Ferraro	64,211,379	349,038
Thomas R. Greco	64,366,061	194,356
Adriana Karaboutis	64,370,209	190,208
Eugene I. Lee, Jr.	63,390,794	1,169,623
William S. Oglesby	63,438,210	1,122,207
Reuben E. Slone	64,365,743	194,674
Jeffrey C. Smith	64,110,787	449,630

There were 2,715,200 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
55,450,502	9,078,940	30,975	2,715,200

A one-year frequency for holding the non-binding advisory vote on the compensation of named executive officers was the preferred frequency, by the following non-binding advisory vote:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
59,401,603	19,657	5,112,165	26,992	2,715,200

Stockholders approved the proposal to approve the Advance Auto Parts, Inc. 2017 Amended and Restated Executive Incentive Plan. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
63,130,119	630,816	799,482	2,715,200

Stockholders also ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2017. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
66,873,725	372,889	29,003

The proposal to amend the Company's certificate of incorporation to reduce the threshold stock ownership requirement from 25 percent to 10 percent for stockholders to call a special meeting was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
64,468,539	61,836	30,042	2,715,200

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 23, 2017	/s/ Thomas B. Okray
(Signature)*
Thomas B. Okray
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.